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                                                                    Exhibit 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 13, 1998 on the financial statements of Haddon Holidays, Inc. included in the Global Vacation Group, Inc. Registration Statement on Form S-1 (File No. 333-52673) and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Washington, D.C.
January 11, 1998